                                                                    Exhibit 21.1


                          LIST OF AFFILIATED COMPANIES


                                                                    STATE OF
              Company Name                                            INC.
              ------------                                          --------
                                                                     FLORIDA
 1. AMERICAN TRANSINSURANCE GROUP, INC.                             DELAWARE
 2. ATG REINSURANCE LTD.                                        TURKS&CACOS ISLD
 3. CAPACITY MANAGEMENT SYSTEMS, INC.                             PENNSYLVANIA
 4. CHEMICAL LEAMAN CORPORATION                                   PENNSYLVANIA
 5. CHEMICAL LEAMAN TANK LINES, INC.                                DELAWARE
 6. CHEMICAL PROPERTIES, INC.                                     PENNSYLVANIA
 7. CLM, INC                                                        DELAWARE
 8. CLT SERVICES, INC.                                              DELAWARE
 9. CLTL OF NEVADA                                                   NEVADA
10. ENVIROPOWER, INC.                                               DELAWARE
11. FLEET TRANSPORT COMPANY                                         DELAWARE
12. LAKESHORE LEASING, INC.                                          INDIANA
13. LEVY TRANSPORT LTEE                                              CANADA
14. LLI. INC.                                                       DELAWARE
15. MEXICO INVESTMENTS, INC.                                         FLORIDA
16. MTL DE MEXICO                                                    MEXICO
17. MTL INVESTMENTS INC.                                             CANADA
18. MTL OF NEVADA                                                    NEVADA
19. PICKERING WAY FUNDING. INC.                                     DELAWARE
20. POWER PUIRCHASING INC.                                          DELAWARE
21. QSI SERVICES, INC.                                              DELAWARE
22. QUALA SYSTEMS, INC.                                             DELAWARE
23. QUALITY CARRIERS, INC.                                          ILLINOIS
24. QUALITY DISTRIBUTION, INC                                        FLORIDA
25. TRANSPLASTICS, INC.                                             DELAWARE